UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): March 3, 2014

AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
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Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
American Residential Properties, Inc. (the “Company”) will be making a presentation at the Raymond James 35th Annual Institutional Investors Conference, taking place on March 5, 2014 at 11:00am EST, at the JW Marriott Grande Lakes in Orlando, Florida. A copy of the materials to be presented at the conference as well as a link to the audio webcast are accessible on the Company's website at www.amresprop.com under the Investor Relations section. The webcast will be available for 7 days following the live presentation.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release announcing the presentation by executives at the Raymond James 35th Annual Institutional Investors Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

Date: March 4, 2014	By:	/s/ Shant Koumriqian
Shant Koumriqian Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing the presentation by executives at the Raymond James 35th Annual Institutional Investors Conference.